Exhibit 99.2
FINANCIAL SUPPLEMENT
September 30, 2010
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Acquisition of the HotJobs Assets from Yahoo! Inc.
On August 24, 2010, pursuant to an Asset Purchase Agreement dated as of February 3, 2010 (the “Asset Purchase Agreement”) by and between Monster and Yahoo! Inc. (“Yahoo!”), Monster completed the acquisition of substantially all of the assets exclusive to Yahoo! HotJobs (the “HotJobs Assets”) from Yahoo! The purchase price for the HotJobs Assets was $225.0 million. We acquired the HotJobs Assets, among other objectives, to expand our business in the North American online recruitment market. The results of operations attributable to the HotJobs Assets have been included in our consolidated financial statements since August 24, 2010 and have contributed revenues of $5.9 million and break-even operating income during the three and nine months ended September 30, 2010, exclusive of acquisition and integration-related costs. Concurrent with the closing of the acquisition, Monster and Yahoo! entered into a three year commercial traffic agreement whereby Monster became Yahoo!’s exclusive provider of career and job content on the Yahoo! homepage in the United States and Canada.
The Company funded the purchase of the HotJobs Assets with available cash and proceeds from the Company’s revolving credit facility. In the three and nine months ended September 30, 2010, the Company incurred $8.6 million and $18.2 million, respectively, of acquisition related costs associated with the acquisition of the HotJobs Assets, which were expensed as incurred. These costs primarily relate to legal fees, professional fees and other costs associated with the acquisition. We expect to continue to incur significant acquisition and integration-related costs in 2010 and the first half of 2011 relating to the acquisition of the HotJobs Assets.
Deferred Revenue Related to Acquisitions
During the third quarter of 2010, we completed the acquisition of the HotJobs Assets. In accordance with existing purchase accounting rules, we are required to write-down to fair value a portion of the deferred revenue attributable to the HotJobs Assets. Consequently, in post-acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three months ended September 30, 2010, the fair value adjustment to deferred revenue was $1.8 million.
During the fourth quarter of 2008, we completed the acquisition of ChinaHR.com Holdings Ltd. (“ChinaHR”). In accordance with existing purchase accounting rules, we are required to write down a portion of ChinaHR’s deferred revenue to its fair value. Consequently, in post acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three and nine months ended September 30, 2009, the fair value adjustment to ChinaHR’s deferred revenue was $0.6 million and $2.3 million, respectively.
Severance Charges
For the three months ended September 30, 2010 and 2009, the Company incurred $0.5 million and $5.9 million, respectively, of severance costs relating to targeted global headcount reductions. For the nine months ended September 30, 2010 and 2009, the Company incurred $7.4 million and $5.9 million, respectively, of severance costs relating to targeted global headcount reductions. These global headcount reductions were introduced to reduce operating expenses and provide funding for investments to further position the Company for sustainable long-term growth in the global online recruitment and advertising industry.

Auction Rate Securities
In the nine months ended September 30, 2010, the Company received at par value issuer redemptions of auction rate securities, resulting in a $1.0 million benefit which was recorded in interest and other, net, in the consolidated statement of operations
In November 2009, the Company entered into a settlement agreement with RBC Capital Markets Corporation (“RBC”) with respect to auction rate securities purchased from RBC. Pursuant to the terms of the settlement agreement, RBC immediately repurchased the subject auction rate securities from the Company at a certain discount to their par value. The Company will receive certain additional monies from RBC if, within a certain time period of the date of the execution of the settlement agreement, any of the auction rate securities still held by RBC are redeemed or refinanced by the issuer for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. As part of the settlement agreement, the Company dismissed a lawsuit it had filed against RBC in connection with, and released claims related to, RBC’s sale of the auction rate securities to the Company. Accordingly, the Company recorded a realized loss of $4.8 million in the fourth quarter of 2009 relating to the settlement with RBC, which was reflected in interest and other, net in the consolidated statement of operations for the fiscal year ended December 31, 2009. In the three months ended September 30, 2010, the Company received $0.3 million from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. The Company’s receipt of $0.3 million from RBC resulted in a $0.3 million benefit recorded in interest and other, net, in the consolidated statement of operations for the three months ended September 30, 2010. In the nine months ended September 30, 2010, the Company received $1.4 million from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. The Company’s receipt of $1.4 million from RBC resulted in a $1.4 million benefit recorded in interest and other, net, in the consolidated statement of operations for the nine months ended September 30, 2010.
Income Tax Reversal
Due to the expiration of statutes of limitations, in the third quarter of 2009 the Company reversed $31.7 million of accrued tax and related interest and penalties attributable to uncertain tax positions.
Restructuring Actions
On July 30, 2007, we announced a strategic restructuring plan intended to position the Company for sustainable long-term growth in the rapidly evolving global online recruitment and advertising industry.
The restructuring plan was originally designed to reduce the Company’s workforce by approximately 800 associates. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and identified 100 associates who will be staying with the Company. Through June 30, 2009, when all the initiatives relating to the 2007 restructuring plan were complete, the Company had notified or terminated approximately 700 associates and approximately 140 associates had voluntarily left the Company. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring was intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion. Since the inception of the 2007 restructuring program through the completion of the program in the second quarter of 2009, the Company has incurred $49.1 million of restructuring expenses. The Company will not incur any new charges relating to this program.
For the nine months ended September 30, 2009, we recorded $16.1 million of restructuring costs, primarily related to severance, fixed asset write-offs and office consolidations.

Reversal of Legal Settlements, net
In the third quarter of 2009, the Company reversed a previously recorded accrual of $6.9 million relating to settlement of all actions seeking recoveries from the Company as an outgrowth of the Company’s historical stock option grant practices.
Facility Charges
In the third quarter of 2009, the Company incurred $1.8 million for costs relating to exited facilities. These charges primarily related to certain organizational changes within the Company’s product and technology group designed to enable the Company to shift or add talent and skills to support the Company’s innovation strategy. The organizational changes included plans for a new Technology Center of Excellence and Innovation located in Cambridge, Massachusetts.
Professional Fees
For the three months and nine months ended September 30, 2009, we recorded a net benefit of $0.5 million and a charge of $4.8 million, respectively, of professional fees relating to our historical stock option granting practices. These costs primarily related to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York. We do not expect to continue to incur significant professional fees or legal fees paid on behalf of former employees and former members of senior management related to or in connection with matters relating to our historical stock option grant practices.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.
Non-GAAP revenue, operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: net costs associated with the Company’s historical stock option grant practices, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; the strategic restructuring actions initiated in the third quarter of 2007; severance and facility charges primarily related to the product and technology global reorganization; the fair value adjustment to deferred revenue in connection with the acquisition of ChinaHR and the HotJobs Assets; realized and unrealized gains and losses on marketable securities; transaction costs related to the acquisition of the HotJobs Assets; and a net non-cash benefit relating to the reversal of an income tax liability for uncertain tax positions. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is defined as net income or loss before interest income or expense, income tax expense or benefit, net gain or loss in equity interests, depreciation and amortization and non-cash compensation expense. The Company considers EBITDA to be an important indicator of its operational strength which the Company believes is useful to management and investors in evaluating its operating performance. EBITDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Bookings represent the dollar value of contractual orders received in a quarter.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.
Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.
Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	9M 2009	9M 2010

Monster Careers	$297,606	$257,931	$222,849	$190,397	$179,941	$179,409	$182,582	$183,808	$193,912	$593,187	$560,302
Internet Advertising & Fees	34,583	32,741	31,554	32,660	34,592	33,740	32,723	31,109	34,930	98,806	98,762

Revenue	332,189	290,672	254,403	223,057	214,533	213,149	215,305	214,917	228,842	691,993	659,064
Salary and related	128,904	123,211	112,037	103,564	102,752	105,475	118,183	104,089	105,764	318,353	328,036
Office and general	57,124	44,091	45,793	42,917	42,422	31,623	45,544	41,214	46,790	131,132	133,548
Marketing and promotion	57,684	52,684	73,691	44,953	45,757	45,260	59,581	46,925	51,661	164,401	158,167
Reversal of legal settlements, net	—	—	—	—	(6,850)	—	—	—	—	(6,850)	—
Restructuring and other special charges	3,592	3,156	11,008	5,097	—	—	—	—	—	16,105	—
Depreciation expense	13,336	14,761	13,769	14,479	15,230	15,639	14,521	13,782	13,975	43,478	42,278
Amortization of restricted stock and RSU Plan	7,437	7,046	10,149	9,816	9,924	9,417	10,124	10,744	13,398	29,889	34,266
Non-cash stock option expense	165	178	199	104	157	155	143	133	135	460	411
Amortization of intangibles	1,374	2,756	2,551	2,466	2,189	2,210	2,083	1,910	2,507	7,206	6,500

Operating expenses	269,616	247,883	269,197	223,396	211,581	209,779	250,179	218,797	234,230	704,174	703,206

Operating income (loss)	62,573	42,789	(14,794)	(339)	2,952	3,370	(34,874)	(3,880)	(5,388)	(12,181)	(44,142)
Interest and other, net	5,283	1,560	1,203	76	(48)	(7,059)	(653)	901	(1,286)	1,231	(1,038)

Income (loss) from cont. operations, pre-tax	67,856	44,349	(13,591)	(263)	2,904	(3,689)	(35,527)	(2,979)	(6,674)	(10,950)	(45,180)

Provison for (benefit from) Income taxes	22,734	14,880	(4,489)	(83)	(30,891)	(2,420)	(12,179)	(829)	(1,823)	(35,463)	(14,831)
Losses in equity interests, net	(2,086)	(339)	(1,239)	(1,190)	(1,044)	(844)	(831)	(807)	(873)	(3,473)	(2,511)

Income (loss) from continuing operations	43,036	29,130	(10,341)	(1,370)	32,751	(2,113)	(24,179)	(2,957)	(5,724)	21,040	(32,860)

Loss from disc. operations, net of tax	(258)	(536)	—	—	—	—	—	—	—	—	—

Net income (loss)	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$(2,113)	$(24,179)	$(2,957)	$(5,724)	$21,040	$(32,860)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.36	$0.25	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.05)	$0.18	$(0.27)

Net income (loss)	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.05)	$0.18	$(0.27)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.05)	$0.17	$(0.27)

Net income (loss)	$0.35	$0.24	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.05)	$0.17	$(0.27)

Weighted avg. shares outstanding:
Basic shares	120,057	118,601	118,855	119,274	119,473	119,575	120,032	120,701	120,796	119,206	120,509
Diluted shares	120,722	119,380	118,855	119,274	121,676	119,575	120,032	120,701	120,796	120,853	120,509

Global employees (ones)	5,669	6,961	6,295	5,999	5,779	5,687	5,518	5,546	5,792	5,779	5,792
Annualized revenue per average employee	$240.2	$184.1	$153.5	$145.1	$145.7	$148.7	$153.7	$155.4	$161.5	$148.3	$156.9

Net Bookings	279,989	289,650	186,899	175,468	185,920	258,620	219,054	208,202	235,025	548,287	662,281

Monster Worldwide, Inc.
Trailing Twelve Months Statistics — Statements of Operations
(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010

Monster Careers	$1,272,246	$1,213,300	$1,099,339	$968,783	$851,118	$772,596	$732,329	$725,740	$739,711
Internet Advertising & Fees	128,556	130,327	132,219	131,538	131,547	132,546	133,715	132,164	132,502

Revenue	1,400,802	1,343,627	1,231,558	1,100,321	982,665	905,142	866,044	857,904	872,213

Salary and related	519,031	514,576	491,498	467,716	441,564	423,828	429,974	430,499	433,511
Office and general	237,296	224,679	208,762	189,925	175,223	162,755	162,506	160,803	165,171
Marketing and promotion	315,332	291,198	253,035	229,012	217,085	209,661	195,551	197,523	203,427
Provision for (Reversal of) legal settlements, net	40,100	40,100	40,100	—	(6,850)	(6,850)	(6,850)	(6,850)	—
Restructuring and other special charges	18,693	16,407	20,488	22,853	19,261	16,105	5,097	—	—
Depreciation expense	47,058	51,230	54,196	56,345	58,239	59,117	59,869	59,172	57,917
Amortization of restricted stock and RSU Plan	24,617	28,040	32,983	34,448	36,935	39,306	39,281	40,209	43,683
Non-cash stock option expense	579	652	724	646	638	615	559	588	566
Amortization of intangibles	5,491	6,790	7,955	9,147	9,962	9,416	8,948	8,392	8,710

Operating expenses	1,208,197	1,173,672	1,109,741	1,010,092	952,057	913,953	894,935	890,336	912,985

Operating income (loss)	192,605	169,955	121,817	90,229	30,608	(8,811)	(28,891)	(32,432)	(40,772)
Interest and other, net	22,522	17,283	11,103	8,122	2,791	(5,828)	(7,684)	(6,859)	(8,097)

Income (loss) from continuing operations, pre-tax	215,127	187,238	132,920	98,351	33,399	(14,639)	(36,575)	(39,291)	(48,869)

Provison for (benefit from) Income taxes	75,340	64,910	45,278	33,042	(20,583)	(37,883)	(45,573)	(46,319)	(17,251)
Losses in equity interests, net	(8,338)	(7,839)	(7,256)	(4,854)	(3,812)	(4,317)	(3,909)	(3,526)	(3,355)

Income (loss) from continuing operations	131,449	114,489	80,386	60,455	50,170	18,927	5,089	3,502	(34,973)

Income (loss) from disc. operations, net of tax	9,750	10,304	11,475	(794)	(536)	—	—	—	—

Net income (loss)	$141,199	$124,793	$91,861	$59,661	$49,634	$18,927	$5,089	$3,502	$(34,973)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$1.07	$0.95	$0.67	$0.51	$0.42	$0.16	$0.04	$0.03	$(0.29)

Net income (loss)	$1.15	$1.04	$0.77	$0.50	$0.42	$0.16	$0.04	$0.03	$(0.29)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$1.07	$0.94	$0.67	$0.51	$0.42	$0.16	$0.04	$0.03	$(0.29)

Net income (loss)	$1.15	$1.03	$0.76	$0.50	$0.41	$0.16	$0.04	$0.03	$(0.29)

Weighted avg. shares outstanding:
Basic shares	122,289	120,557	119,600	119,197	119,051	119,294	119,588	119,945	120,276
Diluted shares	123,075	121,167	120,125	119,558	119,796	119,845	120,139	120,496	120,276

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	9M 2009	9M 2010
Cash flows provided by (used for) operating activities:
Net income (loss)	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$(2,113)	$(24,179)	$(2,957)	$(5,724)	$21,040	$(32,860)

Adjustments to reconcile net income (loss) to cash provided by operating activities:
Loss from discontinued operations, net of tax	258	536	—	—	—	—	—	—	—	—	—
Depreciation and amortization	14,710	17,517	16,320	16,945	17,419	17,849	16,604	15,692	16,482	50,684	48,778
Reversal of legal settlements, net	—	—	—	—	(6,850)	—	—	—	—	(6,850)	—
Receipts and (payments) for legal settlements, net	5,700	(35,587)	—	—	—	—	—	—	—	—	—
Provision for doubtful accounts	4,403	5,057	4,072	2,812	1,682	1,588	1,149	398	489	8,566	2,036
Non-cash compensation	7,602	7,223	10,348	9,920	10,081	9,572	10,267	10,877	13,533	30,349	34,677
Deferred income taxes	12,440	14,572	(2,488)	(3,933)	12,160	(4,550)	(14,713)	(2,872)	(8,509)	5,739	(26,094)
Non-cash restructuring write-offs, accelerated amortization, and other	924	924	3,690	1,051	3	35	—	144	19	4,744	163
Loss in equity interests	2,086	339	1,239	1,190	1,044	844	831	807	873	3,473	2,511
Losses (gains) on auction rate securities	—	—	—	—	—	4,181	(200)	(1,904)	(311)	—	(2,415)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	49,231	(19,371)	72,347	47,892	7,284	(47,061)	17,631	16,930	(21,282)	127,523	13,279
Prepaid and other	2,522	1,548	3,246	13,615	(16,005)	(3,525)	1,589	(2,201)	720	856	108
Deferred revenue	(58,644)	(5,732)	(63,383)	(61,153)	(28,152)	41,054	4,668	(19,725)	12,471	(152,688)	(2,586)
Accounts payable, accrued liabilities and other	8,673	(27,790)	(21,237)	(40,657)	(19,574)	14,883	22,569	(8,491)	9,849	(81,468)	23,927
Net cash (used for) provided by operating activities of discontinued operations	(962)	(2,758)	(77)	77	—	—	—	—	—	—	—

Total adjustments	48,943	(43,522)	24,077	(12,241)	(20,908)	34,870	60,395	9,655	24,334	(9,072)	94,384

Net cash provided by (used for) operating activities	91,721	(14,928)	13,736	(13,611)	11,843	32,757	36,216	6,698	18,610	11,968	61,524

Cash flows (used for) provided by investing activities:
Capital expenditures	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(10,013)	(8,536)	(11,939)	(16,181)	(38,664)	(36,656)
Purchase of marketable securities	(25,265)	(1,785)	(992)	(6,484)	—	(1,109)	—	—	—	(7,476)	—
Sale and maturities of marketable securities and other	66,000	36,981	1,425	1,892	—	67,660	3,414	11,120	8,461	3,317	22,995
Payments for acquisitions and intangible assets, net of cash acquired	(64,628)	(166,641)	—	—	(300)	—	—	—	(225,000)	(300)	(225,000)
Dividends received from unconsolidated investee	—	—	—	763	—	—	220	—	—	763	220
Cash funded to equity investee	—	(1,402)	(1,428)	(1,886)	(1,639)	(1,346)	(1,345)	(1,555)	(1,524)	(4,953)	(4,424)

Net cash (used for) provided by investing activities	(44,904)	(155,250)	(15,917)	(17,172)	(14,224)	55,192	(6,247)	(2,374)	(234,244)	(47,313)	(242,865)

Cash flows provided by (used for) financing activities:
Proceeds from borrowings on revolving credit facility	247,000	4,971	199,203	—	—	—	—	—	90,000	199,203	90,000
Payments on borrowings on term loan and revolving credit facility	—	(197,893)	—	(157,173)	(99,023)	—	—	—	(5,000)	(256,196)	(5,000)
Repurchase of common stock and tax withholdings on net share settlement of restricted stock awards and units	(41,806)	(32)	(1,907)	(528)	(1,869)	(267)	(6,359)	(2,856)	(589)	(4,304)	(9,804)
Net borrowings (payments) under capital lease obligations and other debt	(9)	(15)	(5)	(1)	50,006	—	—	—	—	50,000	—
Proceeds from the exercise of employee stock options	110	305	9	—	46	12	27	39	—	55	66
Excess tax benefits from equity compensation plans	861	22	4	—	8	67	—	—	—	12	—

Net cash provided by (used for) financing activities	206,156	(192,642)	197,304	(157,702)	(50,832)	(188)	(6,332)	(2,817)	84,411	(11,230)	75,262

Effects of exchange rates on cash	(13,303)	(20,044)	(6,327)	13,681	4,438	209	(7,932)	(3,930)	9,207	11,792	(2,655)

Net increase (decrease) in cash and cash equivalents	239,670	(382,864)	188,796	(174,804)	(48,775)	87,970	15,705	(2,423)	(122,016)	(34,783)	(108,734)
Cash and cash equivalents, beginning of period	365,454	605,124	222,260	411,056	236,252	187,477	275,447	291,152	288,729	222,260	275,447

Cash and cash equivalents, end of period	$605,124	$222,260	$411,056	$236,252	$187,477	$275,447	$291,152	$288,729	$166,713	$187,477	$166,713

Non — GAAP Free cash flow (1):
Net cash provided by (used for) operating activities	$91,721	$(14,928)	$13,736	$(13,611)	$11,843	$32,757	$36,216	$6,698	$18,610	$11,968	$61,524
Less: Capital expenditures	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(10,013)	(8,536)	(11,939)	(16,181)	(38,664)	(36,656)

Free cash flow	$70,710	$(37,331)	$(1,186)	$(25,068)	$(442)	$22,744	$27,680	$(5,241)	$2,429	$(26,696)	$24,868

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
ASSETS

Current assets:
Cash and cash equivalents	$605,124	$222,260	$411,056	$236,252	$187,477	$275,447	$291,152	$288,729	$166,713
Marketable securities, current	33,823	1,425	992	14,533	20,482	9,259	8,150	8,300	—
Accounts Receivable, net	358,214	376,720	294,449	249,004	243,033	287,698	263,589	242,199	282,274
Prepaid and other	111,754	82,416	82,710	73,866	87,058	73,089	70,229	68,487	66,301

Total current assets	1,108,915	682,821	789,207	573,655	538,050	645,493	633,120	607,715	515,288

Marketable securities, non-current	93,728	90,347	89,196	81,272	75,953	15,410	13,110	4,094	4,094
Property and equipment, net	152,352	161,282	154,559	153,942	150,963	143,727	136,487	136,821	143,973
Goodwill	707,164	894,546	886,970	897,561	930,231	925,758	917,187	892,008	1,123,834
Intangibles, net	36,694	52,335	49,533	47,420	45,893	43,863	41,173	39,029	70,067
Investment in unconsolidated affiliates	42,360	1,843	1,315	517	525	546	330	640	745
Other assets	61,761	33,416	33,314	35,100	32,617	52,393	50,884	52,411	52,108

Total assets	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232	$1,827,190	$1,792,291	$1,732,718	$1,910,109

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$328,546	$254,407	$225,630	$192,266	$204,402	$196,248	$217,671	$203,227	$213,562
Deferred revenue	411,764	414,312	344,905	289,818	265,573	305,898	304,993	279,809	312,952
Borrowings on revolving credit facility	247,000	54,971	254,174	97,000	—	—	—	—	90,000
Current portion of long-term debt	26	18	27	23	5,017	5,010	5,003	5,000	5,000

Total current liabilities	987,336	723,708	824,736	579,107	474,992	507,156	527,667	488,036	621,514

Non-current income taxes payable	115,318	119,951	123,385	125,991	82,963	87,343	89,101	90,813	95,464
Long-term debt, less current portion	—	—	—	—	45,000	45,000	45,000	45,000	40,000
Other liabilities	23,699	25,658	29,838	30,971	36,394	54,527	38,288	38,325	27,398

Total liabilities	1,126,353	869,317	977,959	736,069	639,349	694,026	700,056	662,174	784,376

Common stock and class B common stock	134	133	134	134	134	134	135	135	136
Additional paid-in capital	1,363,655	1,367,373	1,374,049	1,382,649	1,388,609	1,395,969	1,394,915	1,404,043	1,416,547
Accumulated other comprehensive income	87,460	25,801	8,327	28,360	71,133	64,167	48,470	20,608	69,016
Accumulated deficit	(374,628)	(346,034)	(356,375)	(357,745)	(324,993)	(327,106)	(351,285)	(354,242)	(359,966)

Total stockholders’ equity	1,076,621	1,047,273	1,026,135	1,053,398	1,134,883	1,133,164	1,092,235	1,070,544	1,125,733

Total liabilities and stockholders’ equity	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232	$1,827,190	$1,792,291	$1,732,718	$1,910,109

Selected Financial Ratios(1)
- Annualized return on equity	15.6%	10.8%	-4.0%	-0.5%	12.0%	-0.7%	-8.7%	-1.1%	-2.1%
- Book value per share	$9.08	$8.83	$8.61	$8.83	$9.49	$9.47	$9.05	$8.87	$9.32
- Cash and marketable securities per share	$6.18	$2.65	$4.20	$2.78	$2.37	$2.51	$2.59	$2.49	$1.41
- Net cash and securities	$485,632	$259,033	$247,038	$235,034	$233,895	$250,106	$262,409	$251,123	$35,807

(1)	- See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	9M 2009	9M 2010
Segment OIBDA(1):
Careers — North America	$52,516	$44,138	$12,272	$22,066	$16,902	$12,988	$5,671	$26,825	$29,734	$51,240	$62,230
Careers — International	39,060	23,833	10,749	8,386	8,154	9,024	(3,089)	5,583	5,170	27,289	7,664

Careers OIBDA (1)	91,576	67,971	23,021	30,452	25,056	22,012	2,582	32,408	34,904	78,529	69,894

Internet Advertising & Fees OIBDA(1)	7,425	6,293	6,364	7,939	8,247	7,573	4,764	4,056	5,673	22,550	14,493

Total Monster OIBDA(1)	$99,001	$74,264	$29,385	$38,391	$33,303	$29,585	$7,346	$36,464	$40,577	$101,079	$84,387

Corporate expenses before D&A(1)	$(13,192)	$(5,810)	$(13,843)	$(10,812)	$(2,851)	$1,206	$(15,349)	$(13,775)	$(15,950)	$(27,506)	$(45,074)

Proforma operating income(1):
Careers — North America	$43,771	$34,314	$3,100	$12,405	$9,519	$4,226	$(491)	$17,500	$20,744	$25,024	$37,753
Careers — International	32,467	17,711	7,413	1,983	782	297	(11,269)	(3,989)	(5,576)	10,178	(20,834)

Careers Proforma operating income(1)	76,238	52,025	10,513	14,388	10,301	4,523	(11,760)	13,511	15,168	35,202	16,919

Internet Advertising & Fees ProForma operating income(1)	4,977	3,745	4,003	5,096	6,506	4,993	2,145	561	1,937	15,605	4,643

Total Monster Proforma income(1)	$81,215	$55,770	$14,516	$19,484	$16,807	$9,516	$(9,615)	$14,072	$17,105	$50,807	$21,562

Corporate Proforma expenses(1)	$(11,175)	$(14,294)	$(14,288)	$(11,756)	$(12,913)	$(9,567)	$(14,528)	$(12,223)	$(11,554)	$(38,957)	$(38,305)

Segment operating income (loss)(1):
Careers — North America	$43,120	$34,025	$828	$10,919	$6,057	$1,866	$(3,772)	$17,454	$18,773	$17,804	$32,455
Careers — International	30,230	12,938	(671)	(2,019)	(2,181)	(1,412)	(13,412)	(4,536)	(5,882)	(4,871)	(23,830)

Careers operating income (loss)	73,350	46,963	157	8,900	3,876	454	(17,184)	12,918	12,891	12,933	8,625

Internet Advertising & Fees operating income	4,726	3,715	3,557	4,926	5,091	4,540	1,236	546	1,880	13,574	3,662

Total Monster operating income (loss)	$78,076	$50,678	$3,714	$13,826	$8,967	$4,994	$(15,948)	$13,464	$14,771	$26,507	$12,287

Corporate expenses	$(15,503)	$(7,889)	$(18,508)	$(14,165)	$(6,015)	$(1,624)	$(18,926)	$(17,344)	$(20,159)	$(38,688)	$(56,429)

Margin Analysis:
Careers — North America OIBDA margin	33.8%	32.7%	10.3%	21.7%	17.8%	14.3%	5.8%	27.7%	27.7%	16.2%	20.7%
Careers — North America Proforma operating margin	28.2%	25.4%	2.6%	12.2%	10.0%	4.6%	-0.5%	18.1%	19.0%	7.9%	12.5%
Careers — North America operating margin	27.8%	25.2%	0.7%	10.7%	6.4%	2.1%	-3.9%	18.0%	17.5%	5.6%	10.8%

Careers — International OIBDA margin	27.4%	19.4%	10.4%	9.5%	9.6%	10.2%	-3.6%	6.4%	6.0%	9.9%	3.0%
Careers — International Proforma operating margin	22.8%	14.2%	7.1%	2.2%	0.9%	0.3%	-13.2%	-4.6%	-6.4%	3.6%	-8.0%
Careers — International operating margin	21.2%	10.5%	-0.6%	-2.3%	-2.6%	-1.6%	-15.7%	-5.2%	-6.8%	-1.8%	-9.2%

Careers OIBDA margin	30.8%	26.4%	10.3%	16.0%	13.9%	12.3%	1.4%	17.6%	18.0%	13.2%	12.5%
Careers Proforma operating margin	25.6%	20.0%	4.7%	7.5%	5.7%	2.5%	-6.4%	7.4%	7.8%	5.9%	3.0%
Careers operating margin	24.6%	18.2%	0.1%	4.7%	2.2%	0.3%	-9.4%	7.0%	6.6%	2.2%	1.5%

Internet Advertising & Fees OIBDA margin	21.5%	19.2%	20.2%	24.3%	23.8%	22.4%	14.6%	13.0%	16.2%	22.8%	14.7%
Internet Advertising & Fees Proforma operating margin	14.4%	11.4%	12.7%	15.6%	18.8%	14.8%	6.6%	1.8%	5.5%	15.8%	4.7%
Internet Advertising & Fees operating margin	13.7%	11.3%	11.3%	15.1%	14.7%	13.5%	3.8%	1.8%	5.4%	13.7%	3.7%

(1)	— See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	9M 2009	9M 2010

Monster Careers	89.6%	88.7%	87.6%	85.4%	83.9%	84.2%	84.8%	85.5%	84.7%	85.7%	85.0%
Internet Advertising & Fees	10.4%	11.3%	12.4%	14.6%	16.1%	15.8%	15.2%	14.5%	15.3%	14.3%	15.0%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	38.8%	42.4%	44.0%	46.4%	47.9%	49.5%	54.9%	48.4%	46.2%	46.0%	49.8%
Office and general	17.2%	15.2%	18.0%	19.2%	19.8%	14.8%	21.2%	19.2%	20.4%	18.9%	20.3%
Marketing and promotion	17.4%	18.1%	29.0%	20.2%	21.3%	21.2%	27.7%	21.8%	22.6%	23.8%	24.0%
Reversal of legal settlements, net	0.0%	0.0%	0.0%	0.0%	-3.2%	0.0%	0.0%	0.0%	0.0%	-1.0%	0.0%
Restructuring and other special charges	1.1%	1.1%	4.3%	2.3%	0.0%	0.0%	0.0%	0.0%	0.0%	2.3%	0.0%
Depreciation expense	4.0%	5.1%	5.4%	6.5%	7.1%	7.3%	6.7%	6.4%	6.1%	6.3%	6.4%
Amortization of restricted stock and RSU Plan	2.2%	2.4%	4.0%	4.4%	4.6%	4.4%	4.7%	5.0%	5.9%	4.3%	5.2%
Non-cash stock option expense	0.0%	0.1%	0.1%	0.0%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Amortization of intangibles	0.4%	0.9%	1.0%	1.1%	1.0%	1.0%	1.0%	0.9%	1.1%	1.0%	1.0%

Operating expenses	81.2%	85.3%	105.8%	100.2%	98.6%	98.4%	116.2%	101.8%	102.4%	101.8%	106.7%

Operating income (loss)	18.8%	14.7%	-5.8%	-0.2%	1.4%	1.6%	-16.2%	-1.8%	-2.4%	-1.8%	-6.7%
Interest and other, net	1.6%	0.5%	0.5%	0.0%	0.0%	-3.3%	-0.3%	0.4%	-0.6%	0.2%	-0.2%

Income (loss) from continuing operations, pre-tax	20.4%	15.3%	-5.3%	-0.1%	1.4%	-1.7%	-16.5%	-1.4%	-2.9%	-1.6%	-6.9%

Income taxes (benefit from)	6.8%	5.1%	-1.8%	0.0%	-14.4%	-1.1%	-5.7%	-0.4%	-0.8%	-5.1%	-2.3%
Losses in equity interests, net	-0.6%	-0.1%	-0.5%	-0.5%	-0.5%	-0.4%	-0.4%	-0.4%	-0.4%	-0.5%	-0.4%

Income (loss) from continuing operations	13.0%	10.0%	-4.1%	-0.6%	15.3%	-1.0%	-11.2%	-1.4%	-2.5%	3.0%	-5.0%

Loss from disc. operations, net of tax	-0.1%	-0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Net income (loss)	12.9%	9.8%	-4.1%	-0.6%	15.3%	-1.0%	-11.2%	-1.4%	-2.5%	3.0%	-5.0%

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	9M 2009	9M 2010

Proforma revenue(1)	$332,189	$292,885	$255,397	$223,782	$215,085	$213,149	$215,305	$214,917	$230,630	$694,264	$660,852

Deferred revenue related to acquisitions	—	2,213	994	725	552	—	—	—	1,788	2,271	1,788

Revenue	$332,189	$290,672	$254,403	$223,057	$214,533	$213,149	$215,305	$214,917	$228,842	$691,993	$659,064

OIBDA(1)	$85,809	$68,454	$15,542	$27,579	$30,452	$30,791	$(8,003)	$22,689	$24,627	$73,573	$39,313
Depreciation expense	13,336	14,761	13,769	14,479	15,230	15,639	14,521	13,782	13,975	43,478	42,278
Amortization of restricted stock and RSU Plan	7,437	7,046	10,149	9,816	9,924	9,417	10,124	10,744	13,398	29,889	34,266
Non-cash stock option expense	165	178	199	104	157	155	143	133	135	460	411
Restructuring non-cash compensation expense	—	—	—	—	—	—	—	—	—	—	—
Restructuring non-cash write-offs	924	924	3,668	1,053	—	—	—	—	—	4,721	—
Amortization of intangibles	1,374	2,756	2,551	2,466	2,189	2,210	2,083	1,910	2,507	7,206	6,500

Operating income (loss)	$62,573	$42,789	$(14,794)	$(339)	$2,952	$3,370	$(34,874)	$(3,880)	$(5,388)	$(12,181)	$(44,142)

Proforma operating income (loss)(1)	$70,040	$41,476	$228	$7,728	$3,894	$(51)	$(24,143)	$1,849	$5,551	$11,850	$(16,743)

Reversal of legal settlements, net	—	—	—	—	(6,850)	—	—	—	—	(6,850)	—
Stock option investigation	3,875	(6,682)	3,020	2,245	(474)	(8,037)	—	—	—	4,791	—
Non-Gaap severance	—	—	—	—	5,907	2,866	6,360	494	546	5,907	7,400
Non-Gaap facilities	—	—	—	—	1,807	1,750	—	—	—	1,807	—
Non-Gaap Integration fees	—	—	—	—	—	—	4,371	5,235	8,605	—	18,211
Deferred revenue related to acquisitions	—	2,213	994	725	552	—	—	—	1,788	2,271	1,788
Restructuring program non-cash write-offs	924	924	3,668	1,053	—	—	—	—	—	4,721	—
Restructuring expenses, less non-cash items	2,668	2,232	7,340	4,044	—	—	—	—	—	11,384	—

Operating income (loss)	$62,573	$42,789	$(14,794)	$(339)	$2,952	$3,370	$(34,874)	$(3,880)	$(5,388)	$(12,181)	$(44,142)

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.